Exhibit 99.1
EPAM Reports Results for Fourth Quarter and Full Year 2019

Fourth quarter revenues of $632.8 million, up 25.3% year-over-year
Annual revenues of $2.29 billion, up 24.5% year-over-year
GAAP Diluted EPS of $1.29 for the fourth quarter and $4.53 for the full year
Non-GAAP Diluted EPS of $1.51 for the fourth quarter and $5.42 for the full year
Newtown, PA — February 20, 2020 — EPAM Systems, Inc. (NYSE: EPAM), a leading global provider of digital platform engineering and software development services, today announced results for its fourth quarter and full year ended December 31, 2019.

“We are pleased to report another strong year with industry-leading organic growth, enabled by ongoing investments across our people, platforms and geographies and further enhanced by our strategic acquisitions,” said Arkadiy Dobkin, CEO & President, EPAM. “We remain confident in our ability to provide highly relevant, adaptive services that help our customers succeed in an increasingly competitive and disruptive environment.”

Fourth Quarter 2019 Highlights

•	Revenues increased to $632.8 million, a year-over-year increase of $127.8 million, or 25.3%, and on a constant currency basis, revenues were up 24.8% over the corresponding period last year;

•	GAAP income from operations was $84.7 million, an increase of $6.5 million, or 8.3% , compared to $78.3 million in the fourth quarter of 2018;

•	Non-GAAP income from operations was $107.6 million, an increase of $14.6 million, or 15.7%, compared to $93.1 million in the fourth quarter of 2018;

•	Diluted earnings per share (“EPS”) on a GAAP basis was $1.29, compared to $1.05 in the fourth quarter of 2018; and

•	Non-GAAP diluted EPS was $1.51, an increase of $0.24, or 18.9%, compared to $1.27 in the fourth quarter of 2018.

Full Year 2019 Highlights

•	Revenues increased to $2.29 billion, a year-over-year increase of $450.9 million, or 24.5%, and on a constant currency basis, revenues were up 25.8% year-over-year;

•	GAAP income from operations was $302.9 million, an increase of $57.1 million, or 23.2%, compared to $245.8 million in 2018;

•	Non-GAAP income from operations was $389.2 million, an increase of $74.0 million, or 23.5%, compared to $315.1 million in 2018;

•	Diluted EPS on a GAAP basis was $4.53, compared to $4.24 in 2018; and

•	Non-GAAP diluted EPS was $5.42, an increase of $1.04, or 23.7%, compared to $4.38 in 2018.

Cash Flow and Other Metrics

•
Cash provided by operating activities was $124.6 million in the fourth quarter of 2019, an increase from $123.1 million in the fourth quarter of 2018; and was $287.5 million in 2019, a decrease from $292.2 million in 2018;

•	Cash, cash equivalents and restricted cash totaled $937.7 million as of December 31, 2019, an increase of $166.0 million, or 21.5%, from $771.7 million as of December 31, 2018; and

•	Total headcount was approximately 36,700 as of December 31, 2019. Included in this number were approximately 32,600 delivery professionals, an increase of 21.7% from December 31, 2018.

2020 Outlook - Full Year and First Quarter
Full Year

•	The Company expects revenue growth for 2020 to exceed 22% on both a GAAP and constant currency basis;

•	The Company expects GAAP income from operations to be in the range of 13% to 14% of revenues and non-GAAP income from operations to be in the range of 16% to 17% of revenues;

•	The Company expects its GAAP effective tax rate to be approximately 14% and its non-GAAP effective tax rate to be approximately 23%; and

•
The Company expects GAAP diluted EPS to be at least $5.56 for the full year, and non-GAAP diluted EPS to be at least $6.30 for the full year. The Company expects weighted average diluted shares outstanding for the year of 58.8 million.

First Quarter

•	The Company expects revenues to be at least $642 million for the first quarter, reflecting a year-over-year growth rate of at least 23% on both a GAAP and constant currency basis;

•	The Company expects GAAP income from operations to be in the range of 12% to 13% of revenues and non-GAAP income from operations to be in the range of 15% to 16% of revenues;

•	The Company expects its GAAP effective tax rate to be approximately 5% and its non-GAAP effective tax rate to be approximately 23%; and

•
The Company expects GAAP diluted EPS to be at least $1.27 for the quarter, and non-GAAP diluted EPS to be at least $1.36 for the quarter. The Company expects weighted average diluted shares outstanding for the quarter of 58.3 million.

Conference Call Information
EPAM will host a conference call to discuss results on Thursday, February 20, 2020 at 8:00 a.m. Eastern time. The live conference call will be available by dialing +1 (877) 407-0784 or +1 (201) 689-8560 (outside of the U.S.). A webcast of the conference call can be accessed in the Investor Relations section of the Company’s website at http://investors.epam.com. A replay will be available approximately one hour after the call by dialing +1 (844) 512-2921 or +1 (412) 317-6671 (outside of the U.S.) and entering the conference ID 13697861. The replay will be available until March 5, 2020.
About EPAM Systems
Since 1993, EPAM Systems, Inc. (NYSE: EPAM) has leveraged its software engineering expertise to become a leading global product development, digital platform engineering, and top digital and product design agency. Through its ‘Engineering DNA’ and innovative strategy, consulting, and design capabilities, EPAM works in collaboration with its customers to deliver next-gen solutions that turn complex business challenges into real business outcomes. EPAM’s global teams serve customers in more than 30 countries across North America, Europe, Asia and Australia. As a recognized market leader in multiple categories among top global independent research agencies, EPAM was one of only four technology companies to appear on Forbes 25 Fastest Growing Public Tech Companies list every year of publication since 2013 and was the only IT services company featured on Fortune's 100 Fastest-Growing Companies list of 2019. Learn more at www.epam.com and follow EPAM on Twitter @EPAMSYSTEMS and LinkedIn.

Non-GAAP Financial Measures
EPAM supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures. Management believes these measures help illustrate underlying trends in EPAM’s business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing EPAM’s business and evaluating its performance. Management also believes these measures help investors compare EPAM’s operating performance with its results in prior periods. EPAM anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expenses, acquisition-related costs, amortization of purchased intangible assets, goodwill impairment, certain other one-time charges and benefits, changes in fair value of contingent consideration, foreign exchange gains and losses, the impact of U.S. tax reform, excess tax benefits related to stock-based compensation, and the related effect on income taxes of the pre-tax adjustments. Management also compares operating results on a basis of “constant currency,” which is also a non-GAAP financial measure. This measure excludes the effect of foreign currency exchange rate fluctuations by translating the current period revenues and expenses into U.S. dollars at the weighted average exchange rates of the prior period of comparison. Because EPAM’s reported non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within EPAM’s industry. Consequently, EPAM’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in EPAM’s consolidated financial statements, which are prepared in accordance with GAAP.
Forward-Looking Statements
This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions and the factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. EPAM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Contact:
EPAM Systems, Inc.
David Straube, Head of Investor Relations
Phone: +1-267-759-9000 x59419
david_straube@epam.com

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenues	$632,775	$504,931	$2,293,798	$1,842,912
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization)	410,069	319,031	1,488,198	1,186,921
Selling, general and administrative expenses	124,999	97,447	457,433	373,587
Depreciation and amortization expense	12,962	10,183	45,317	36,640
Income from operations	84,745	78,270	302,850	245,764
Interest and other income, net	1,950	1,080	8,725	3,522
Foreign exchange (loss)/gain	(1,898)	(582)	(12,049)	487
Income before provision for income taxes	84,797	78,768	299,526	249,773
Provision for income taxes	10,273	18,803	38,469	9,517
Net income	$74,524	$59,965	$261,057	$240,256
Foreign currency translation adjustments, net of tax	10,846	(6,695)	6,295	(21,338)
Unrealized gain/(loss) on cash-flow hedging instruments, net of tax	1,371	(472)	3,845	(2,553)
Comprehensive income	$86,741	$52,798	$271,197	$216,365

Net income per share:
Basic	$1.35	$1.11	$4.77	$4.48
Diluted	$1.29	$1.05	$4.53	$4.24
Shares used in calculation of net income per share:
Basic	55,062	54,031	54,719	53,623
Diluted	57,965	56,887	57,668	56,673

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share data)

	As of December 31, 2019	As of December 31, 2018
Assets
Current assets
Cash and cash equivalents	$936,552	$770,560
Trade receivables and contract assets, net of allowance of $2,920 and $1,557, respectively	497,716	402,337
Prepaid and other current assets	39,943	26,171
Total current assets	1,474,211	1,199,068
Property and equipment, net	165,259	102,646
Operating lease right-of-use assets, net	238,991	—
Intangible assets, net	56,258	57,065
Goodwill	195,043	166,832
Deferred tax assets	75,013	69,983
Other noncurrent assets	39,433	16,208
Total assets	$2,244,208	$1,611,802

Liabilities
Current liabilities
Accounts payable	$7,831	$7,444
Accrued compensation and benefits expenses	230,035	177,594
Accrued expenses and other current liabilities	82,476	50,253
Income taxes payable, current	9,064	27,538
Operating lease liabilities, current	57,542	—
Total current liabilities	386,948	262,829
Long-term debt	25,074	25,031
Income taxes payable, noncurrent	45,878	43,685
Operating lease liabilities, noncurrent	180,848	—
Other noncurrent liabilities	9,315	17,661
Total liabilities	648,063	349,206
Commitments and contingencies
Stockholders’ equity
Common stock, $0.001 par value; 160,000,000 authorized; 55,207,446 and 54,099,927 shares issued, 55,187,711 and 54,080,192 shares outstanding at December 31, 2019 and December 31, 2018, respectively	55	54
Additional paid-in capital	607,051	544,700
Retained earnings	1,020,590	759,533
Treasury stock	(177)	(177)
Accumulated other comprehensive loss	(31,374)	(41,514)
Total stockholders’ equity	1,596,145	1,262,596
Total liabilities and stockholders’ equity	$2,244,208	$1,611,802

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In thousands, except percent and per share amounts)

Reconciliation of revenue growth on a constant currency basis to revenue growth as reported under GAAP is presented in the table below:

	Three Months Ended December 31, 2019	Year Ended December 31, 2019
Revenue growth on a constant currency basis (1)	24.8%	25.8%
Foreign exchange rates impact	0.5%	(1.3)%
Revenue growth as reported under GAAP	25.3%	24.5%

(1)	Constant currency revenue results are calculated by translating current period revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of various income statement amounts from GAAP to non-GAAP for the three months and years ended December 31, 2019 and 2018:

	Three Months Ended December 31, 2019			Year Ended December 31, 2019
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$410,069	$(9,739)	$400,330	$1,488,198	$(37,580)	$1,450,618
Selling, general and administrative expenses(3)	$124,999	$(10,542)	$114,457	$457,433	$(38,806)	$418,627
Income from operations(4)	$84,745	$22,902	$107,647	$302,850	$86,300	$389,150
Operating margin	13.4%	3.6%	17.0%	13.2%	3.8%	17.0%
Net income(5)	$74,524	$12,731	$87,255	$261,057	$51,651	$312,708
Diluted earnings per share	$1.29		$1.51	$4.53		$5.42

	Three Months Ended December 31, 2018			Year Ended December 31, 2018
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$319,031	$(4,410)	$314,621	$1,186,921	$(27,245)	$1,159,676
Selling, general and administrative expenses(3)	$97,447	$(8,081)	$89,366	$373,587	$(33,998)	$339,589
Income from operations(4)	$78,270	$14,792	$93,062	$245,764	$69,344	$315,108
Operating margin	15.5%	2.9%	18.4%	13.3%	3.8%	17.1%
Net income(5)	$59,965	$12,359	$72,324	$240,256	$7,754	$248,010
Diluted earnings per share	$1.05		$1.27	$4.24		$4.38

Items (2) through (5) above are detailed in the table below with the specific cross-reference noted in the appropriate item.

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Stock-based compensation expenses	$9,739	$4,410	$37,580	$27,245
Total adjustments to GAAP cost of revenues(2)	9,739	4,410	37,580	27,245
Stock-based compensation expenses	9,273	8,042	34,456	31,943
Other acquisition-related expenses	1,269	209	3,774	916
One-time charges	—	(170)	576	1,139
Total adjustments to GAAP selling, general and administrative expenses(3)	10,542	8,081	38,806	33,998
Amortization of purchased intangible assets	2,621	2,301	9,914	8,101
Total adjustments to GAAP income from operations(4)	22,902	14,792	86,300	69,344
Change in fair value of contingent consideration included in Interest and other income, net	420	—	1,776	(900)
Foreign exchange loss/(gain)	1,898	582	12,049	(487)
Provision for income taxes:
Tax effect on non-GAAP adjustments	(4,586)	(1,855)	(20,089)	(12,862)
Net discrete charge/(benefit) related to U.S. tax reform	—	13	—	(29,971)
Excess tax benefits related to stock-based compensation	(7,903)	(1,173)	(28,385)	(17,370)
Total adjustments to GAAP net income(5)	$12,731	$12,359	$51,651	$7,754

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Guidance Non-GAAP Measures to Comparable GAAP Measures
(Unaudited)
(In percent, except per share amounts)

The below guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations depending on factors discussed in the Company’s filings with the Securities and Exchange Commission.
Reconciliation of projected revenue growth on a constant currency basis to projected revenue growth on a GAAP basis is presented in the table below:

	First Quarter 2020	Full Year 2020
Revenue growth on a constant currency basis(6)	23%	22%
Foreign exchange rates impact	0%	0%
Revenue growth on a GAAP basis	23%	22%

(6)
Constant currency revenue results are calculated by translating current period projected revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of projected GAAP to non-GAAP income from operations as a percentage of revenues is presented in the table below:

	First Quarter 2020	Full Year 2020
GAAP income from operations as a percentage of revenues	12% to 13%	13% to 14%
Stock-based compensation expenses	2.5%	2.5%
Included in cost of revenues (exclusive of depreciation and amortization)	1.2%	1.2%
Included in selling, general and administrative expenses	1.3%	1.3%
Other acquisition-related expenses	0.1%	0.1%
Amortization of purchased intangible assets	0.4%	0.4%
Non-GAAP income from operations as a percentage of revenues	15% to 16%	16% to 17%

Reconciliation of projected GAAP to non-GAAP effective tax rate is presented in the table below:

	First Quarter 2020	Full Year 2020
GAAP effective tax rate (approximately)	5%	14%
Tax effect on non-GAAP adjustments	4.6%	3.4%
Excess tax benefits related to stock-based compensation	13.4%	5.6%
Non-GAAP effective tax rate (approximately)	23%	23%

Reconciliation of projected GAAP to non-GAAP diluted earnings per share is presented in the table below:

	First Quarter 2020	Full Year 2020
GAAP diluted earnings per share (at least)	$1.27	$5.56
Stock-based compensation expenses	0.31	1.25
Included in cost of revenues (exclusive of depreciation and amortization)	0.15	0.61
Included in selling, general and administrative expenses	0.16	0.64
Other acquisition-related expenses	0.02	0.07
Amortization of purchased intangible assets	0.05	0.19
Foreign exchange loss	0.05	0.15
Provision for income taxes:
Tax effect on non-GAAP adjustments	(0.09)	(0.35)
Excess tax benefits related to stock-based compensation	(0.25)	(0.57)
Non-GAAP diluted earnings per share (at least)	$1.36	$6.30